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                             (Amendment No.     )

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[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
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     American Odyssey Funds, Inc.
     ------------------------------------------------
     (Name of Registrant as Specified In Its Charter)

     ------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than Registrant)

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               it was determined):

           ----------------------------------------

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
           ----------------------------------------------

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           Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1)  Amount Previously Paid:

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           -------------------------

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           -------------------------

           4)  Date Filed:

           -------------------------

                          AMERICAN ODYSSEY FUNDS, INC.

                      NOTICE OF NEW SUBADVISORY AGREEMENTS

           American Odyssey Funds, Inc. ("AOF" or "we") is notifying you of new subadvisory agreements for five of our six Funds the American Odyssey Global High-Yield Bond Fund, the American Odyssey International Equity Fund, the American Odyssey Emerging Opportunities Fund, the American Odyssey Core Equity Fund and the American Odyssey Long-Term Bond Fund (each, a "Fund," and collectively, the "Funds"). The new subadvisory agreements, which we describe in more detail in this Notice, fall into the following two categories:

                     - The Core Equity Fund has approved a new subadvisory agreement adding Putnam Investment Management, Inc. ("Putnam") as a new subadviser for that Fund.

                     - AOF has recently approved new subadvisory agreements for all of its current subadvisers. These new agreements, which are substantially similar to the previous agreements, were required because the previous agreements will be automatically terminated by a new ownership structure for AOF's overall investment Manager, American Odyssey Funds Management LLC (the "Manager").

           WE ARE NOT ASKING YOU TO VOTE ON THE NEW SUBADVISORY AGREEMENTS DESCRIBED IN THIS NOTICE. (You are also receiving with this Notice a Proxy Statement with voting instruction cards, and we are asking you to vote on the proposals discussed in the Proxy Statement and set forth on the voting instruction cards.) Under an order obtained from the Securities and Exchange Commission ("SEC"), the Board of Directors is permitted to adopt, without shareholder approval, new subadvisory agreements with advisers who are not affiliated with the Manager. Therefore, the Board of Directors has adopted new subadvisory agreements with our non-affiliated subadvisers. These new subadvisory agreements are substantially similar to the current agreements. In accordance with our SEC order, we are providing you with this Notice describing the new agreements.

           WE WILL FURNISH YOU A COPY OF OUR MOST RECENT ANNUAL REPORT DATED DECEMBER 31, 1999, ON REQUEST AND WITHOUT CHARGE. IF YOU WISH TO OBTAIN A COPY OF THE ANNUAL REPORT, MAIL A REQUEST TO AMERICAN ODYSSEY FUNDS MANAGEMENT LLC, TWO TOWER CENTER, EAST BRUNSWICK, NEW JERSEY 08816, OR CALL 1-800-242-7884.

                        AMERICAN ODYSSEY CORE EQUITY FUND

                            NEW SUBADVISORY AGREEMENT
                     WITH PUTNAM INVESTMENT MANAGEMENT, INC.

               The Board of Directors has approved a new subadvisory agreement to add Putnam Investment Management, Inc. ("Putnam") as a new subadviser for the Core Equity Fund (the "Fund"). The Fund currently has one subadviser, Equinox Capital Management, LLC ("Equinox"), and the Board of Directors has approved a new investment subadvisory agreement to add State Street Global Advisors ("SSgA") as another subadviser for the Fund. The subadvisory agreement with SSgA is subject to shareholder approval and is discussed in the accompanying Proxy Statement.

               Putnam will manage the portion of the Fund allocated to it in a "growth" investment style. Putnam will focus on stocks of companies that it expects to have above average earnings growth. The firm uses a bottom-up investment process that combines systematic and fundamental analysis with a strict sell discipline. The Board of Directors agreed with the Manager's recommendation that the Fund would benefit by diversifying the investment approaches used to manage the Fund. The Fund's current subadviser, Equinox, has a more "value" oriented approach. It focuses on stocks that it believes are undervalued by the market. Over the past several years, there has been a growing divergence in the returns of "growth" and "value" funds, and therefore the Board determined that the overall risk profile of the Fund would likely be reduced by adding a "growth" style manager. The Board also approved an agreement with SSgA. Subject to shareholder approval, SSgA will manage a portion of the Fund with the objective of matching the S&P 500 Index, providing further diversification.

               The Manager and its consultant, BARRA RogersCasey, conducted a search for a growth subadviser for the Fund. The Manager and BARRA RogersCasey reviewed information about many advisers, and selected three advisers for more detailed review. After meeting with and further reviewing information about those three advisers, the Manager determined to propose to the Board that Putnam be retained as a subadviser for the Fund.

               After negotiations, the Manager and Putnam agreed to present to the Board a proposed fee of 0.45% of net assets managed by Putnam. Although that fee is higher than the current fee for Equinox, the Manager determined that it was appropriate, primarily because of changes in the market for fund advisers since Equinox was retained in 1993. Furthermore, the Manager and BARRA RogersCasey believe that the fee is within the range of fees charged by similar advisers for similar services and that the fee is reasonable. More information about the fee is set forth below.

               The Board of Directors approved the subadvisory agreement with Putnam after concluding that it is in the best interests of contract owners investing in the Fund. More information about the Board's considerations is set forth below.

PUTNAM

               Putnam is wholly owned by Putnam Investments, Inc., One Post Office Square, Boston, MA 02109, that is, in turn, except for a minority interest owned by employees, wholly owned by Marsh & McLennan Companies, Inc., which has executive offices at 1166 Avenue of the Americas, New York, NY 10036. Marsh & McLennan Companies, Inc. and its operating subsidiaries are professional services firms with insurance and reinsurance brokering, consulting and investment management businesses.

               The directors of Putnam are George Putnam, Lawrence J. Lasser, and Gordon H. Silver. Mr. Lasser is the principal executive officer of Putnam. The principal occupations of Messrs. Putnam, Lasser, and Silver are as officers and directors of Putnam and certain of its corporate affiliates. The business address of the directors and officers of Putnam is One Post Office Square, Boston, MA 02109.

               Putnam provides advice for the following registered investment company with a large U.S. capitalization growth objective:


    NAME OF REGISTERED             SIZE AS OF 12/31/99                           ADVISORY FEE RATE
   INVESTMENT COMPANY              -------------------                           -----------------
   ------------------
Putnam Growth                      $5.34 billion                                  0.70% for first $500
Oppprtunities Fund *                                                              million assets, plus
                                                                                  0.60% for next $500
                                                                                  million in assets,
                                                                                  plus 0.55% for next
                                                                                  $500 million in
                                                                                  assets, plus 0.50%
                                                                                  for assets over
                                                                                  billion $1.5



               * Because Putnam provides services to this Fund in addition to portfolio management, such as fund accounting, Putnam does not believe that these fees are directly comparable to those of the American Odyssey Core Equity Fund.

FEES

               The investment management agreement between AOF and the Manager sets a maximum subadviser fee rate for each of the Funds.

Your approval would be required before we could enter into a subadvisory agreement with a higher fee. The maximum subadvisory fee rate for the Core Equity Fund is 0.45%. Set forth below are the fee rates for Equinox, Putnam and
SSgA:


                                                    EQUINOX
                                                    -------
                First $100 million in Assets                                         0.35%
                Assets over $100 million                                             0.30%



                                                    PUTNAM
                                                    ------
                All Assets                                                           0.45%




                                                    SSgA*
                                                    ----

                 First $50 million in Assets                                          0.05%
                 Next $50 million in Assets                                           0.04%
                 Assets over $100 million                                             0.03%

                         * Minimum SSgA fee of $50,000 on an annualized basis

DIFFERENCES BETWEEN CURRENT AGREEMENT WITH EQUINOX AND THE PROPOSED AGREEMENT WITH PUTNAM

               Other than fees, the subadvisory agreements with Equinox and Putnam are substantially the same. Other material provisions, such as duties, indemnification and termination, are essentially the same. (Of course, there are differences in the names and addresses of the parties, the effective dates and terms of the agreements and other minor differences.) Appendix A includes additional information about the provisions of the subadvisory agreements, and Appendix B includes the subadvisory agreement form itself, with notations of variations among the subadvisers.

BOARD CONSIDERATION

               On February 8, 2000, the full AOF Board of Directors, including all directors who are not "interested persons" of AOF as that term is defined in the federal securities laws ("independent directors"), met in person to discuss the proposed subadvisory agreement with Putnam. The Board received a variety of information about Putnam, including information about the firm's ownership and key personnel, the firm's investment experience, investment philosophy and process, and past performance in managing other growth funds and accounts. The Board also received information about fees and expenses of growth funds generally.

               After presentations by the Manager, the Manager's consultant, BARRA RogersCasey, and Putnam, the Board unanimously voted to approve the proposed subadvisory agreement with Putnam. The Board determined that the proposed agreement was in the best interests of contract owners investing in the Fund. In making that determination, the Board considered a variety of factors, including those discussed below.

               Diversification. As noted above, the Manager recommended to the Board that the Fund diversify the investment styles of the Fund by adding a subadviser to manage a portion of the Fund with a "growth" approach. BARRA RogersCasey provided the Board with materials analyzing the effect of adding a growth component on overall risk of the Fund compared with the S&P 500 Index.
               Nature and Quality of Putnam's Services. The Board considered Putnam's personnel, investment approach and experience. Putnam has 60 years of experience in managing assets and currently manages over $392 billion in retail and institutional assets (as of 12/31/99). The firm has nearly 300 investment and research professionals, and it has substantial experience in U.S. growth equity investing.

               Putnam's Historical Performance. The Board considered materials showing the investment performance of Putnam's U.S. growth equity strategy which, since inception in August 1996, has performed favorably compared with the S&P 500 Index and the Russell 1000 Growth Index.

               Fees. The Board considered the proposed fees. The Board compared the proposed Putnam fees with information provided by BARRA RogersCasey about fees charged by other growth advisers to mutual funds or other clients. The Board agreed with the conclusion of the Manager and BARRA RogersCasey that the proposed fee is within the range of fees charged by similar advisers for similar services and that the fee is reasonable.

ADDITIONAL FEE INFORMATION

               A.        1999 Fee Information

               The following table summarizes the expenses of the Fund during 1999. It follows the format used in the prospectus. Expenses are expressed as a percentage of average net assets during the year. These tables and examples do not include any expenses charged under any variable contract, such as sales charges or mortality and expense risk charges.

                                                                                          Core
                                                                                         Equity
                                                                                          Fund
                                                                                         ------
             SHAREHOLDER TRANSACTION EXPENSES
             Sales Load on Purchases ..............................................        None
             Sales Load on Reinvested Dividends ...................................        None
             Deferred Sales Load Imposed on Redemption ............................        None
             Exchange Fees ........................................................        None

             ANNUAL FUND OPERATING EXPENSES
                (As a percentage of average net assets)
             Advisory Fees ........................................................        0.__%
             12b-1 Fees ...........................................................         None
             Other Expenses .......................................................        0.__%
             TOTAL FUND OPERATING EXPENSES ........................................        0.__%



           The following example shows the total expenses that would be payable if a shareholder redeemed his or her shares after having held them for one, three, five, and ten year periods respectively. The example is based on the 1999 expenses listed in the table above. Actual expenses may be greater or less than shown. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance.


                                                                                          Core
                                                                                         Equity
                                                                                          Fund
                                                                                         ------
                     EXAMPLE
                     A shareholder would pay the following expenses
                     on a $1,000 investment, assuming (1) 5%
                     annual return and (2) redemption at end of
                     each time period:

                                       1 year ...................................          $___
                                       3 years ..................................          $___
                                       5 years ..................................          $___
                                      10 years ..................................          $___

           B.        Pro Forma Fee Information

           The following table shows an estimate of what 1999 expenses would have been if Putnam had served as a subadviser for the Fund under the subadvisory agreement, in addition to Equinox and SSgA. This reflects both the Putnam fees, which are higher than the Equinox fees, and the SSgA fees, which are lower than the Equinox fees. Because the subadvisers have different fees, overall fees will vary depending on the allocation of assets between the subadvisers. The chart below assumes that during 1999 the Fund's assets were equally divided among the subadvisers. As in the first table, expenses are expressed as a percentage of average net assets during the year. In addition, these tables and examples do not include any expenses charged under any variable contract, such as sales charges or mortality and expense risk charges.

                                                                                          Core
                                                                                         Equity
                                                                                          Fund
                                                                                         ------
             SHAREHOLDER TRANSACTION EXPENSES
             Sales Load on Purchases ..............................................        None
             Sales Load on Reinvested Dividends ...................................        None
             Deferred Sales Load Imposed on Redemption ............................        None
             Exchange Fees ........................................................        None

                                                                                          Core
                                                                                         Equity
                                                                                          Fund
                                                                                         ------
             ANNUAL FUND OPERATING EXPENSES
                (As a percentage of average net assets)
             Advisory Fees ........................................................        0.__%
             12b-1 Fees ...........................................................         None
             Other Expenses .......................................................        0.__%
             TOTAL FUND OPERATING EXPENSES ........................................        0.__%

           The following example shows the total expenses that would be payable if a shareholder redeemed his or her shares after having held them for one, three, five, and ten year periods respectively. The example is based on the pro forma 1999 expenses listed in the above table. Actual expenses may be greater or less than shown. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance.

                                                                                          Core
                                                                                         Equity
                                                                                          Fund
                                                                                         ------
                     EXAMPLE
                     A shareholder would pay the following expenses
                     on a $1,000 investment, assuming (1) 5%
                     annual return and (2) redemption at end of
                     each time period:

                                       1 year ...................................          $___
                                       3 years ..................................          $___
                                       5 years ..................................          $___
                                      10 years ..................................          $___

                  AMERICAN ODYSSEY GLOBAL HIGH-YIELD BOND FUND
                   AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND
                  AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND
                        AMERICAN ODYSSEY CORE EQUITY FUND
                      AMERICAN ODYSSEY LONG-TERM BOND FUND

                           NEW SUBADVISORY AGREEMENTS
                            WITH CURRENT SUBADVISERS

           The Board of Directors has approved new subadvisory agreements with each of the current subadvisers of the Funds. The federal securities laws require that the Board approve theses new agreements because of a new ownership structure for the Manager, which we describe below, even though the new agreements are substantially similar to the previous agreements. In particular, the new agreements involve no change in fees, and the subadvisers' duties and obligations will not change.

CHANGE IN OWNERSHIP STRUCTURE OF THE MANAGER

           The Manager is currently an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), a publicly-owned diversified financial services holding company. On December 8, 1999, Citigroup and State Street Corporation, another publicly-owned diversified financial services holding company, announced an agreement to form a new jointly owned company to be called CitiStreet LLC ("CitiStreet"). CitiStreet will be 50% indirectly owned by Citigroup and 50% indirectly owned by State Street Corporation. All of The Copeland Companies, which includes the Manager, will be owned by CitiStreet. State Street Corporation will contribute to CitiStreet certain retirement services and benefit administration businesses. We currently expect that this change in ownership structure will become effective on or about March 31, 2000. It is, of course, possible that the effective date of the transaction may change.

THE NEED FOR NEW SUBADVISORY AGREEMENTS

           Because of a requirement of the federal securities laws, our subadvisory agreements will automatically terminate when this ownership restructuring becomes effective. Therefore, we must enter into new subadvisory agreements to retain the services of the subadvisers.

THE CURRENT SUBADVISERS

           The chart below lists the current subadvisers for the Funds. Information about the current subadvisers is included in the Proxy Statement for the Meeting of Persons Having Voting Rights on April 27, 2000, which is incorporated by reference into this document (which means that it is legally part of this document). The Proxy Statement is being sent to you along with this document.



                              FUND                                            SUBADVISER(s)
                              ----                                            -------------
Global High-Yield Bond Fund                                          Credit Suisse Asset Management
International Equity Fund                                            Bank of Ireland Asset
                                                                     Management (U.S.) Limited
Emerging Opportunities Fund                                          SG Cowen Asset Management and
                                                                     Chartwell Investment Partners
Core Equity Fund                                                     Equinox Capital Management,
                                                                     LLC
Long-Term Bond Fund                                                  Western Asset Management
                                                                     Company

DIFFERENCES BETWEEN THE PREVIOUS AGREEMENTS AND THE NEW AGREEMENTS

           The new subadvisory agreements are substantially the same as the previous agreements. The fees paid to each subadviser will remain the same. Other material provisions in the agreements, such as duties, indemnification and termination, are substantially the same. (Of course, there are differences in the effective dates and terms of the agreements and other minor differences.) Appendix A includes additional information about the provisions of the subadvisory agreements, and Appendix B includes the new subadvisory agreement form itself, with notations of variations among the subadvisers.

BOARD CONSIDERATION

           On February 8, 2000, the full AOF Board of Directors, including all independent directors, met in person to discuss the proposed change in the Manager's ownership structure and the proposed new subadvisory agreements with the current subadvisers.

           After receiving a presentation from the Manager, the Board unanimously determined that it would be in the best interests of contract owners investing in the Funds for AOF to enter into new subadvisory agreements so that the Funds can continue to receive the services of the subadvisers. The Board determined that the change in the Manager's ownership structure does not relate to or affect the subadvisers. The Board also considered that the new agreements had the same fees and other substantive terms as the previous agreements.

                                                               APPENDIX A

                          ADDITIONAL INFORMATION ABOUT
                             SUBADVISORY AGREEMENTS

           The subadvisory agreements with each of our current subadvisers are substantially the same except for the names and addresses of the parties, the fees, and the effective date and term during which each agreement will be carried out. This section provides additional information about the terms of the subadvisory agreements. Appendix B includes the form of the agreements.

      Each subadviser's responsibilities for its respective Fund include:


      - managing the Fund's investment operations in accord with the Fund's investment objectives;
      -      consulting with the Manager to set investment strategies;
      -      supervising investments;
      -      placing orders to purchase and sell investments;
      -      maintaining books and records on portfolio transactions;
      -      providing transactional information to the Fund's custodian;
      - and providing records and other information to the Manager as necessary.

           The subadvisory agreements also delineate the subadvisers' liability for losses by the Fund or the Manager, and the obligations of the Manager toward the subadvisers. The agreements permit the subadvisers' directors, officers and employees to engage in other business and management.

           The subadvisory agreements may be amended by mutual consent. The subadvisory agreements may continue for more than two years only if they are annually re-approved by our Board of Directors. The Manager, the subadvisers, or our Board of Directors may each terminate the subadvisory agreements on 30 to 60 days' notice.

           The subadvisory agreements with the current subadvisers were approved on April 24, 1998 by shareholders, and have been in effect since May 1, 1998. The Board of Directors most recently reapproved the agreements on May 12, 1999.

                                                                 APPENDIX B

This appendix includes the form of the new subadvisory agreement for each of the current subadvisers -- CSAM, BIAM, Western, Chartwell, SG Cowen and Equinox -- and for the new subadviser -- Putnam. The form below omits certain identifying information for each of the subadvisers, and it shows in brackets the other provisions that differ among the agreements.

                        INVESTMENT SUBADVISORY AGREEMENT

           Agreement made as of this ___ day of ____, 2000, among American Odyssey Funds, Inc., a Maryland corporation (the "Series Fund"), American Odyssey Funds Management, LLC, a New Jersey limited liability company (the "Manager"), and ____________________, a _______________ (the "Subadviser").

           WHEREAS, American Odyssey Funds Management, LLC has entered into a management agreement (the "Management Agreement") with the Series Fund, a diversified open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which American Odyssey Funds Management, LLC will act as Manager of the Series Fund.

           WHEREAS, the Series Fund is currently divided into six separate series or Funds, each of which is established pursuant to a resolution of the Board of Directors of the Series Fund, and the Series Fund may in the future add additional Funds; and

           WHEREAS, the Manager has the responsibility of evaluating, recommending, and supervising investment advisers to each Fund and, in connection therewith, desires to retain the Subadviser to provide investment advisory services to the American Odyssey _________ Fund (the "Fund"), the Series Fund has the responsibility of compensating the investment advisers to each Fund and desires to retain the Subadviser to provide investment advisory services to the Fund, and the Subadviser is willing to render such investment advisory services.

           NOW, THEREFORE, the parties agree as follows:

           1. (a) Subject to the supervision of the Manager and of the Board of Directors of the Series Fund, the Subadviser shall manage the investment operations of the assets of the Fund allocated by the Manager to the Subadviser (such assets referred to as the "Allocated Assets"), including the purchase, retention and disposition of portfolio investments, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the

           "Prospectus") and subject to the following understandings:

                      (i) The Subadviser shall consult periodically
                 with the Manager and they shall agree upon the current investment strategy for the Allocated Assets in the light of anticipated cash flows.

                      (ii) The Subadviser shall provide supervision of
                 the Allocated Assets' investments and determine from time to time what securities, options, futures contracts, and other investments included in the Allocated Assets will be purchased, retained, sold, or loaned by the Fund, and what portion of the Allocated Assets will be invested or held uninvested as cash.

                      (iii) In the performance of its duties and
                 obligations under this Agreement, the Subadviser shall act in conformity with the Articles of Incorporation, By-Laws, and Prospectus of the Series Fund and with the instructions and directions of the Manager and of the Board of Directors of the Series Fund and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations.

                      (iv) The Subadviser will place orders for the
                 securities, options, futures contracts, and other investments to be purchased or sold as part of the Allocated Assets with or through such persons, brokers, dealers, or futures commission merchants (including but not limited to persons affiliated with the Manager or Subadviser) as the Subadviser may select in order to carry out the policy with respect to brokerage set forth in the Series Fund's Registration Statement and Prospectus or as the Board of Directors may direct from time to time. In providing the Fund with investment advice and management, the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers and futures commission merchants, and the brokerage and research services they provide to the Subadviser or the Fund. The parties agree that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis that certain brokers or futures commission merchants are able to provide. The parties further agree that brokers and futures commission merchants that provide such research and analysis may execute brokerage transactions at a higher cost to the Fund than would result if orders to execute such transactions had been placed with other brokers on the sole basis of ability to obtain the most favorable price and efficient execution. Therefore, notwithstanding the second sentence of this paragraph 1(a)(iv), the Subadviser is authorized to place orders for the purchase and sale of securities, options, futures contracts, and other investments for the Fund with brokers or futures commission merchants who provide the Subadviser with such research and analysis, subject to review by the Manager and the Series Fund's Board of Directors from time to time with respect to the extent and continuation of this practice. The Series Fund and the Manager acknowledge that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

                      When the Subadviser deems the purchase or sale of
                 a security, option, futures contract, or other investment to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, options, futures contracts, or other investments to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution and to allocate the shares purchased or sold among the Series Fund and the Subadviser's other clients on a fair and nondiscriminatory basis, in a manner consistent with the Subadviser's fiduciary obligations to the Fund and to such other clients.

                      (v) The Subadviser shall maintain all books and
                 records with respect to the portfolio transactions of the Allocated Assets required by subparagraphs (b)(5), (6),
                 (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and by Rule 17e-1(c)(2) under the 1940 Act and shall render to the Series Fund such periodic and special reports as its Board of Directors or the Manager may reasonably request.

                      (vi) The Subadviser shall provide the Series
                 Fund's custodian on each business day with information relating to all transactions concerning the Allocated Assets and shall provide the Manager with such information upon request of the Manager.


                      (vii) [BIAM, Equinox: The investment management
                 services provided
                 by the Subadviser hereunder are not exclusive, and the Subadviser shall be free to render similar services to others: provided, however, that the Subadviser agrees that it shall not serve or accept retention as investment adviser, investment manager, or similar service provider during the term of this Agreement and, if this Agreement is terminated by the Subadviser, for the period of one year after the termination of this Agreement, with or for the benefit of any investment company registered under the 1940 Act that seeks as a primary purchaser of its shares, directly or indirectly through sales of variable contracts, persons who are eligible to participate in an investment advisory asset allocation program similar in nature to that offered by the Manager's affiliated company, Copeland Financial Services, Inc., it being understood and agreed that the foregoing restriction shall not apply to any services provided to the Financial Services Department, or any other unit of The Travelers Insurance Company, it being further understood and agreed that an investment company with asset allocation as its own investment objective (commonly called a balanced fund) shall not be subject to the foregoing restriction.] [CSAM, Chartwell: The investment management services provided by the Subadviser hereunder are not exclusive, and the Subadviser shall be free to render similar services to others: provided, however, that the Subadviser agrees that it shall not serve or accept retention as investment adviser, investment manager, or similar service provider during the term of this Agreement and, if this Agreement is terminated by the Subadviser, for the period of one year after the termination of this Agreement, with or for the benefit of any investment company registered under the 1940 Act that meets the following conditions: (1) at least 25% of the shares of the investment company (or in the case of a series investment company, at least 25% of the shares of the series of that investment company to which the Subadviser would provide services) are owned by one or more separate accounts that fund individual or group variable annuity contracts, and (2) the owners of (or, for a group variable annuity contract, the participants in) one or more of the variable annuity contracts funded by the investment company (or series thereof) are eligible to participate in a fee-based investment advisory asset allocation program associated with that variable annuity contract; provided, however, that the foregoing restriction shall not apply to any services provided to the Financial Services Department, or any other unit, of The Travelers Insurance Company.] [SG Cowen, Western, Putnam: The investment management services provided by the Subadviser hereunder are not exclusive, and the Subadviser shall be free to render similar services to others.]

                      (viii) Absent specific instructions to the
                 contrary provided to it by the Manager, and subject to the Subadviser's receipt of all necessary voting materials, the Subadviser shall vote all proxies with respect to investments of the allocated assets in accordance with the Subadviser's proxy voting policy as most recently provided to the Manager.

                 (b) Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any directors, officers, or employees of the Subadviser or its affiliates.

                     (c) The Subadviser shall keep the books and records with respect to the Allocated Assets required to be maintained by the Subadviser pursuant to paragraph 1(a)(v) hereof and shall timely furnish to the Manager or the Series Fund's custodian all information relating to the Subadviser's services hereunder needed to keep the other books and records of the Fund required by Rules 17e-1(c)(2) and 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided however that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rules 17e-1(c)(2) and 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a)(v) hereof.

                      (d) The Subadviser agrees to maintain procedures adequate to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act"), and other applicable state and federal laws and regulations.

                     (e) The Subadviser shall furnish to the Manager, upon the Manager's reasonable request, copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof.

                     (f) The Subadviser agrees to provide upon reasonable request of the Manager or the Series Fund, information regarding the Subadviser, including but not limited to background information about the Subadviser and its personnel and performance data, for use in connection with efforts to promote the Series Fund and the sale of its shares.

           2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement.


           3. [CSAM : The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.425% of the average daily Net Allocated Assets.] [BIAM : The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.45% of the average daily Net Allocated Assets up to and including $50 million, plus a fee at an annual rate of 0.40% of the average daily Net Allocated Assets over $50 million and up to and including $100 million, plus a fee at an annual rate of 0.30% of the average daily Net Allocated Assets over $100 million.] [Western : The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.25% of the average daily Net Allocated Assets up to and including $250 million, plus a fee at an annual rate of 0.15% of the average daily Net Allocated

Assets over $250 million.] [Chartwell : The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.70% of the average daily Net Allocated Assets up to and including $50 million, plus a fee at an annual rate of 0.50% of the average daily Net Allocated Assets over $50 million and up to and including $100 million, plus a fee at an annual rate of 0.40% of the average daily Net Allocated Assets over $100 million.] [SG Cowen: The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.50% of the average daily Net Allocated Assets up to and including $50 million, plus a fee at an annual rate of 0.45% of the average daily Net Allocated Assets over $50 million and up to and including $100 million, plus a fee at an annual rate of 0.40% of the average daily Net Allocated Assets over $100 million.] [Equinox : The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.35% of the average daily Net Allocated Assets up to and including $100 million, plus a fee at an annual rate of 0.30% of the average daily Net Allocated Assets over $100 million.] [Putnam : The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.45% of the average daily Net Allocated Assets.] The term "Net Allocated Assets" means the Allocated Assets less related liabilities as determined by the Manager or its designee. This fee will be computed daily and paid monthly.

           4. The Subadviser shall not be liable for any loss suffered by the Series Fund or the Manager as a result of any negligent act or error of judgment of the Subadviser in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement. The Series Fund shall indemnify the Subadviser and hold it harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Subadviser resulting from actions from which it is relieved of responsibility by this paragraph. The Subadviser shall indemnify the Series Fund and the Manager and hold them harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Series Fund and the Manager resulting from actions from which the Subadviser is not relieved of responsibility by this paragraph.

           5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Series Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940
Act) or upon the termination of the Management Agreement.

           6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual, or association [BIAM, Equinox, CSAM, Chartwell: except as described in Paragraph 1(a)(vii) above].

           7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Such materials may be furnished to the Subadviser hereunder by first class mail, overnight delivery service, facsimile transmission equipment, or hand delivery.

           8. This Agreement may be amended by mutual consent, but the consent of the Series Fund must be obtained in conformity with the requirements of the 1940 Act.

           9. Except as otherwise specifically provided in this Agreement, any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by certified or registered mail, return receipt requested and postage prepaid, (1) to the American Odyssey Funds, Inc. at Two Tower Center, East Brunswick, New Jersey 08816, Attention:
President; (2) to American Odyssey Funds Management, LLC at Two Tower Center, East Brunswick, New Jersey 08816, Attention: Secretary; or (3) to _________________, at ____________________________________, Attention:

_________.

           10. This Agreement shall be governed by the laws of the State of New Jersey.

           11. This Agreement may be executed in two or more counterparts, which taken together shall constitute one and the same instrument.

           IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                              AMERICAN ODYSSEY FUNDS, INC.



___________________________                   By: ____________________________
Witness

                                              AMERICAN ODYSSEY FUNDS
                                                 MANAGEMENT, LLC

____________________________                  By: ____________________________
Witness

                                              [SUBADVISER]

____________________________                  By: ____________________________
Witness

[BACK COVER]

AMERICAN ODYSSEY FUNDS, INC.

NOTICE OF NEW SUBADVISORY AGREEMENTS

The Accompanying Proxy Statement for the Meeting of Persons Having Voting Rights on April 27, 2000, is incorporated by reference into this document (which means that it is legally part of this document).